UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number 811-07507

DWS INVESTMENTS VIT FUNDS (FORMERLY SCUDDER INVESTMENTS VIT FUNDS)

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

ANNUAL REPORT

DWS INVESTMENTS VIT FUNDS

(formerly Scudder Investments VIT Funds)

DWS Equity 500 Index VIP

(formerly Scudder VIT Equity 500 Index Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Portfolio's Expenses

Click Here Management Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Proxy Voting

Click Here Change in Independent Registered Public Accounting Firm

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the portfolio's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the portfolio. Please read the prospectus carefully before you invest.

The portfolio is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The portfolio is subject to investment risks, including possible loss of principal amount invested. There is no guarantee that the portfolio will be able to mirror the S&P 500® Index closely enough to track its performance. Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the Portfolio's most recent month-end performance call 1-800-621-1048. Performance figures for Classes A and B differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns for Class B2 shares during the period reflect a fee waiver/and or reimbursement, without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Equity 500 Index VIP from 10/1/1997 to 12/31/2005
[] DWS Equity 500 Index VIP — Class A [] S&P 500 Index

The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Portfolio's investment advisor. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2005)
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Class*
Class A	Growth of $10,000	$10,468	$14,836	$10,121	$14,505
	Average annual total return	4.68%	14.05%	.24%	4.61%
S&P 500 Index	Growth of $10,000	$10,491	$14,970	$10,275	$14,953
	Average annual total return	4.91%	14.39%	.54%	5.00%
DWS Equity 500 Index VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,442	$14,725	$12,139
	Average annual total return		4.42%	13.77%	5.43%
S&P 500 Index	Growth of $10,000		$10,491	$14,970	$12,380
	Average annual total return		4.91%	14.39%	6.00%
DWS Equity 500 Index VIP					Life of Class***
Class B2	Growth of $10,000				$10,116
	Total return				1.16%
S&P 500 Index	Growth of $10,000				$10,209
	Total return				2.09%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on October 1, 1997. Index returns begin September 30, 1997.

** The Portfolio commenced offering Class B shares on April 30, 2002. Index returns begin April 30, 2002.

*** The Portfolio commenced offering Class B2 shares on September 16, 2005. Index returns begin September 30, 2005.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual portfolios. In the most recent period, the Portfolio limited these expenses for Class B2 shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B	Class B2**
Beginning Account Value 7/1/05 (9/16/05 for Class B2)	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,056.40	$ 1,055.60	$ 1,011.60
Expenses Paid per $1,000*	$ 1.40	$ 2.69	$ 1.81

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365. For Class B2 shares the average account value over the period was multiplied by the number of days since September 16, 2005 (commencement of operations), then divided by 365.

** For the period September 16, 2005 (commencement of Class B2 shares) to December 31, 2005.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Hypothetical 5% Portfolio Return	Class A	Class B	Class B2
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,023.84	$ 1,022.58	$ 1,022.03
Expenses Paid per $1,000***	$ 1.38	$ 2.65	$ 3.21

*** Expenses (hypothetical expenses for Class B2 if the class had been in existence from July 1, 2005) are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class B2
DWS Equity 500 Index VIP	.27%	.52%	.63%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

Almost all measures of economic activity moved upward during 2005. Gross domestic product has increased at a rate of more than 3% for nearly three years, and recent polls indicate that economists expect a solid expansion to last into 2006. Employment, home ownership and consumer net worth increased, and consumer spending remained relatively strong, despite the effect of rising energy prices on consumer sentiment. Business trends were also positive during the year, with gains in corporate profits, business investment, manufacturing activity and productivity. Expressing concern about inflation, the Federal Reserve Board (the Fed) continued to raise the federal funds rate during the year.

Both stocks and bonds had positive returns in 2005, and returns of most asset classes were close to one another. The broad equity market, as measured by the S&P 500 Index, had a return of 4.91%.

The Portfolio returned 4.68% (Class A shares, unadjusted for contract charges). Since the Portfolio's investment strategy is to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500 Index, the Portfolio's return is normally close to the return of the index.

In 2005, eight of the 10 industry sectors within the S&P 500 had positive returns. Driven by rising oil prices, energy was the strongest sector by far, with a return of 31.35%, followed by utilities, which had a return of 16.84%. Financials had a return of 6.48% and health care returned 6.46%. Materials, consumer staples, industrials and information technology also had positive returns. The two weakest sectors were telecommunications (-5.63%) and consumer discretionary (-6.28%).

Chad M. Rakvin, CFA

Vice President
Northern Trust Investments, N.A. (NTI), Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the portfolio's most recent month-end performance call 1-800-621-1048. Performance figures for Classes A and B differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns for Class B2 shares during the period reflect a fee waiver and/or reimbursement; without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Portfolio is subject to investment risks, including possible loss of principal amount invested. There is no guarantee that the Portfolio will be able to mirror the S&P 500® Index closely enough to track its performance. Please read both the contract and underlying prospectus for specific details regarding the portfolio's investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly into an index.

"Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the portfolio's investment advisor. This portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Financials	22%	21%
Information Technology	15%	15%
Health Care	13%	12%
Industrials	11%	13%
Consumer Discretionary	11%	12%
Consumer Staples	10%	11%
Energy	9%	7%
Telecommunication Services	3%	3%
Utilities	3%	3%
Other	3%	3%
	100%	100%
Ten Largest Equity Holdings (19.8% of Net Assets)
1. General Electric Co. Industrial conglomerate	3.2%
2. ExxonMobil Corp. Explorer and producer of oil and gas	3.1%
3. Citigroup, Inc. Provider of diversified financial services	2.1%
4. Microsoft Corp. Developer of computer software	2.1%
5. Procter & Gamble Co. Manufacturer of diversified consumer products	1.7%
6. Bank of America Corp. Provider of commercial banking services	1.6%
7. Johnson & Johnson Provider of health care products	1.6%
8. American International Group, Inc. Provider of insurance services	1.5%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	1.5%
10. Altria Group, Inc. Parent company operating in the tobacco and food industries	1.4%

Asset allocation, sector diversification, and holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 22. A quarterly fact sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 10.6%
Auto Components 0.2%
Cooper Tire & Rubber Co.	6,549	100,331
Dana Corp.	14,748	105,890
Goodyear Tire & Rubber Co.* (a)	18,794	326,640
Johnson Controls, Inc.	20,646	1,505,300
		2,038,161
Automobiles 0.3%
Ford Motor Co.	198,175	1,529,911
General Motors Corp. (a)	60,866	1,182,018
Harley-Davidson, Inc.	29,386	1,513,085
		4,225,014
Distributors 0.1%
Genuine Parts Co.	17,909	786,563
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	15,644	945,836
H&R Block, Inc.	34,696	851,787
		1,797,623
Hotels Restaurants & Leisure 1.5%
Carnival Corp.	46,146	2,467,427
Darden Restaurants, Inc.	14,954	581,412
Harrah's Entertainment, Inc.	19,519	1,391,509
Hilton Hotels Corp.	35,032	844,622
International Game Technology	36,156	1,112,882
Marriott International, Inc. "A"	18,320	1,226,890
McDonald's Corp.	133,691	4,508,061
Starbucks Corp.*	82,228	2,467,662
Starwood Hotels & Resorts Worldwide, Inc.	23,025	1,470,376
Wendy's International, Inc.	12,411	685,832
YUM! Brands, Inc.	30,258	1,418,495
		18,175,168
Household Durables 0.7%
Black & Decker Corp.	8,322	723,681
Centex Corp.	13,535	967,617
D.R. Horton, Inc.	29,100	1,039,743
Fortune Brands, Inc.	15,555	1,213,601
KB Home	8,292	602,497
Leggett & Platt, Inc.	19,064	437,709
Lennar Corp. "A"	14,300	872,586
Maytag Corp.	8,729	164,280
Newell Rubbermaid, Inc.	28,397	675,281
Pulte Homes, Inc.	22,882	900,636
Snap-on, Inc.	4,993	187,537
The Stanley Works	9,056	435,050
Whirlpool Corp.	7,245	606,841
		8,827,059
Internet & Catalog Retail 0.5%
Amazon.com, Inc.*	29,528	1,392,245
eBay, Inc.*	122,168	5,283,766
		6,676,011
Leisure Equipment & Products 0.2%
Brunswick Corp.	9,606	390,580
Eastman Kodak Co.	30,707	718,544
Hasbro, Inc.	17,986	362,958
	Shares	Value ($)

Mattel, Inc.	41,998	664,408
		2,136,490
Media 3.3%
Clear Channel Communications, Inc.	57,952	1,822,590
Comcast Corp. "A"*	234,858	6,096,914
Dow Jones & Co., Inc.	7,561	268,340
E.W. Scripps Co. "A"	9,100	436,982
Gannett Co., Inc.	26,142	1,583,421
Interpublic Group of Companies, Inc.*	45,497	439,046
Knight Ridder, Inc.	8,600	544,380
McGraw-Hill Companies, Inc.	39,964	2,063,341
Meredith Corp.	4,124	215,850
New York Times Co. "A"	14,510	383,790
News Corp. "A"	262,054	4,074,940
Omnicom Group, Inc.	19,416	1,652,884
Time Warner, Inc. (a)	502,130	8,757,147
Tribune Co.	28,383	858,870
Univision Communications, Inc. "A"*	24,593	722,788
Viacom, Inc. "B"*	169,574	5,528,112
Walt Disney Co.	205,670	4,929,910
		40,379,305
Multiline Retail 1.1%
Big Lots, Inc.*	10,092	121,205
Dillard's, Inc. "A"	7,751	192,380
Dollar General Corp.	34,684	661,424
Family Dollar Stores, Inc.	17,670	438,039
Federated Department Stores, Inc.	28,454	1,887,354
J.C. Penney Co., Inc.	26,722	1,485,743
Kohl's Corp.*	37,078	1,801,991
Nordstrom, Inc.	24,048	899,395
Sears Holdings Corp.*	10,943	1,264,245
Target Corp.	94,610	5,200,711
		13,952,487
Specialty Retail 2.2%
AutoNation, Inc.*	19,300	419,389
AutoZone, Inc.*	5,991	549,674
Bed Bath & Beyond, Inc.*	31,616	1,142,918
Best Buy Co., Inc.	43,236	1,879,901
Circuit City Stores, Inc.	17,630	398,262
Home Depot, Inc.	228,899	9,265,832
Limited Brands, Inc.	37,370	835,220
Lowe's Companies, Inc. (a)	83,350	5,556,111
Office Depot, Inc.*	33,803	1,061,414
OfficeMax, Inc.	7,541	191,240
RadioShack Corp.	14,545	305,881
Staples, Inc.	78,589	1,784,756
The Gap, Inc.	63,932	1,127,761
The Sherwin-Williams Co.	12,189	553,624
Tiffany & Co.	14,900	570,521
TJX Companies, Inc.	50,258	1,167,493
		26,809,997
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.*	40,600	1,353,604
Jones Apparel Group, Inc.	11,394	350,024
Liz Claiborne, Inc.	10,724	384,134
NIKE, Inc. "B"	20,475	1,777,025
Reebok International Ltd.	5,577	324,749
	Shares	Value ($)

VF Corp.	9,587	530,544
		4,720,080
Consumer Staples 9.4%
Beverages 2.1%
Anheuser-Busch Companies, Inc.	83,309	3,578,955
Brown-Forman Corp. "B"	9,780	677,950
Coca-Cola Co.	222,114	8,953,415
Coca-Cola Enterprises, Inc.	32,850	629,734
Constellation Brands, Inc. "A"*	20,600	540,338
Molson Coors Brewing Co. "B"	6,792	454,996
Pepsi Bottling Group, Inc.	17,011	486,685
PepsiCo, Inc.	178,646	10,554,406
		25,876,479
Food & Staples Retailing 2.4%
Albertsons, Inc.	39,391	840,998
Costco Wholesale Corp.	51,245	2,535,090
CVS Corp.	86,934	2,296,796
Kroger Co.*	77,463	1,462,501
Safeway, Inc.	47,727	1,129,221
SUPERVALU, Inc.	13,570	440,754
Sysco Corp.	67,857	2,106,960
Wal-Mart Stores, Inc.	267,127	12,501,543
Walgreen Co.	109,296	4,837,441
Whole Foods Market	14,700	1,137,633
		29,288,937
Food Products 1.0%
Archer-Daniels-Midland Co.	69,807	1,721,441
Campbell Soup Co.	19,785	588,999
ConAgra Foods, Inc.	54,505	1,105,361
General Mills, Inc.	39,128	1,929,793
H.J. Heinz Co.	35,479	1,196,352
Kellogg Co.	27,432	1,185,611
McCormick & Co., Inc.	13,114	405,485
Sara Lee Corp.	83,939	1,586,447
The Hershey Co.	19,646	1,085,442
Tyson Foods, Inc. "A"	26,500	453,150
William Wrigley Jr. Co.	19,247	1,279,733
		12,537,814
Household Products 2.3%
Clorox Co.	16,230	923,325
Colgate-Palmolive Co.	55,621	3,050,812
Kimberly-Clark Corp.	51,047	3,044,953
Procter & Gamble Co.	358,255	20,735,799
		27,754,889
Personal Products 0.1%
Alberto-Culver Co.	8,155	373,091
Avon Products, Inc.	50,270	1,435,209
		1,808,300
Tobacco 1.5%
Altria Group, Inc.	221,970	16,585,599
Reynolds American, Inc.	9,164	873,604
UST, Inc.	17,535	715,954
		18,175,157
Energy 9.1%
Energy Equipment & Services 1.7%
Baker Hughes, Inc.	36,471	2,216,708
BJ Services Co.	34,486	1,264,602
Halliburton Co.	54,391	3,370,066
Nabors Industries Ltd.*	16,548	1,253,511
National-Oilwell Varco, Inc.*	18,400	1,153,680
	Shares	Value ($)

Noble Corp.	14,595	1,029,531
Rowan Companies, Inc.	11,682	416,347
Schlumberger Ltd.	62,909	6,111,609
Transocean, Inc.*	35,203	2,453,297
Weatherford International Ltd.*	35,244	1,275,833
		20,545,184
Oil, Gas & Consumable Fuels 7.4%
Amerada Hess Corp.	8,550	1,084,311
Anadarko Petroleum Corp.	25,207	2,388,363
Apache Corp.	35,153	2,408,684
Burlington Resources, Inc.	40,740	3,511,788
Chevron Corp.	240,882	13,674,871
ConocoPhillips	148,858	8,660,558
Devon Energy Corp.	48,492	3,032,690
El Paso Corp.	69,854	849,425
EOG Resources, Inc.	25,657	1,882,454
ExxonMobil Corp.	665,204	37,364,509
Kerr-McGee Corp.	12,154	1,104,312
Kinder Morgan, Inc.	10,222	939,913
Marathon Oil Corp.	39,171	2,388,256
Murphy Oil Corp.	17,400	939,426
Occidental Petroleum Corp.	42,744	3,414,391
Sunoco, Inc.	14,616	1,145,602
Valero Energy Corp.	65,372	3,373,195
Williams Companies, Inc.	61,187	1,417,703
XTO Energy, Inc.	38,408	1,687,647
		91,268,098
Financials 20.9%
Banks 6.2%
AmSouth Bancorp.	36,028	944,294
Bank of America Corp. (a)	429,719	19,831,532
BB&T Corp.	58,234	2,440,587
Comerica, Inc.	18,837	1,069,188
Compass Bancshares, Inc.	12,200	589,138
Fifth Third Bancorp.	59,506	2,244,566
First Horizon National Corp.	14,298	549,615
Golden West Financial Corp.	27,387	1,807,542
Huntington Bancshares, Inc.	22,560	535,800
KeyCorp	43,429	1,430,117
M&T Bank Corp.	8,950	975,998
Marshall & Ilsley Corp.	21,254	914,772
National City Corp.	63,376	2,127,532
North Fork Bancorp., Inc.	50,146	1,371,995
PNC Financial Services Group, Inc.	31,326	1,936,887
Regions Financial Corp.	48,433	1,654,471
Sovereign Bancorp, Inc.	37,618	813,301
SunTrust Banks, Inc.	38,771	2,820,978
Synovus Financial Corp.	31,803	858,999
US Bancorp	195,554	5,845,109
Wachovia Corp.	168,697	8,917,323
Washington Mutual, Inc.	107,658	4,683,123
Wells Fargo & Co. (a)	180,524	11,342,323
Zions Bancorp	10,711	809,323
		76,514,513
Capital Markets 3.2%
Ameriprise Financial, Inc.	26,505	1,086,705
Bank of New York Co., Inc.	82,884	2,639,855
Bear Stearns Companies, Inc.	12,030	1,389,826
Charles Schwab Corp.	111,189	1,631,143
E*TRADE Financial Corp.*	39,600	826,056
Federated Investors, Inc. "B"	8,900	329,656
	Shares	Value ($)

Franklin Resources, Inc.	15,852	1,490,246
Janus Capital Group, Inc.	22,371	416,772
Lehman Brothers Holdings, Inc.	29,221	3,745,256
Mellon Financial Corp.	44,775	1,533,544
Merrill Lynch & Co., Inc.	99,072	6,710,146
Morgan Stanley	116,140	6,589,784
Northern Trust Corp.	20,549	1,064,849
State Street Corp.	34,865	1,932,916
T. Rowe Price Group, Inc.	13,860	998,336
The Goldman Sachs Group, Inc.	48,233	6,159,836
		38,544,926
Consumer Finance 1.3%
American Express Co.	132,725	6,830,028
Capital One Financial Corp.	31,037	2,681,597
MBNA Corp.	134,492	3,651,458
SLM Corp.	44,678	2,461,311
		15,624,394
Diversified Financial Services 4.6%
CIT Group, Inc.	21,624	1,119,691
Citigroup, Inc.	540,831	26,246,528
Countrywide Financial Corp.	63,638	2,175,783
Fannie Mae	103,550	5,054,276
Freddie Mac	75,163	4,911,902
JPMorgan Chase & Co.	375,762	14,913,994
MGIC Investment Corp.	9,442	621,472
Moody's Corp.	27,052	1,661,534
		56,705,180
Insurance 4.9%
ACE Ltd.	30,476	1,628,637
AFLAC, Inc.	53,637	2,489,830
Allstate Corp.	72,456	3,917,696
Ambac Financial Group, Inc.	12,178	938,437
American International Group, Inc.	277,581	18,939,352
Aon Corp.	33,883	1,218,094
Chubb Corp.	20,985	2,049,185
Cincinnati Financial Corp.	17,609	786,770
Genworth Financial, Inc. "A"	40,300	1,393,574
Hartford Financial Services Group, Inc.	33,234	2,854,468
Jefferson-Pilot Corp.	13,508	769,010
Lincoln National Corp.	19,038	1,009,585
Loews Corp.	14,490	1,374,376
Marsh & McLennan Companies, Inc.	57,413	1,823,437
MBIA, Inc.	15,164	912,266
MetLife, Inc. (a)	83,032	4,068,568
Progressive Corp.	20,964	2,448,176
Principal Financial Group, Inc.	29,611	1,404,450
Prudential Financial, Inc.	54,863	4,015,423
Safeco Corp.	14,518	820,267
The St. Paul Travelers Companies, Inc.	72,271	3,228,346
Torchmark Corp.	10,310	573,236
UnumProvident Corp.	32,365	736,304
XL Capital Ltd. "A"	18,577	1,251,718
		60,651,205
Real Estate 0.7%
Apartment Investment & Management Co. "A" (REIT)	9,600	363,552
Archstone-Smith Trust (REIT)	21,800	913,202
Equity Office Properties Trust (REIT)	46,620	1,413,984
	Shares	Value ($)

Equity Residential (REIT)	31,830	1,245,190
Plum Creek Timber Co., Inc. (REIT)	18,700	674,135
ProLogis (REIT)	26,400	1,233,408
Public Storage, Inc. (REIT)	8,800	595,936
Simon Property Group, Inc. (REIT)	19,641	1,505,090
Vornado Realty Trust (REIT)	12,600	1,051,722
		8,996,219
Health Care 13.1%
Biotechnology 1.5%
Amgen, Inc.*	132,016	10,410,782
Applera Corp. — Applied Biosystems Group	20,829	553,218
Biogen Idec, Inc.*	36,360	1,648,199
Chiron Corp.*	11,660	518,404
Genzyme Corp.*	27,503	1,946,662
Gilead Sciences, Inc.*	48,786	2,567,607
MedImmune, Inc.*	26,375	923,652
		18,568,524
Health Care Equipment & Supplies 2.1%
Bausch & Lomb, Inc.	5,736	389,474
Baxter International, Inc.	66,603	2,507,603
Becton, Dickinson & Co.	26,878	1,614,830
Biomet, Inc.	26,743	977,992
Boston Scientific Corp.*	63,165	1,546,911
C.R. Bard, Inc.	11,198	738,172
Fisher Scientific International, Inc.*	12,708	786,117
Guidant Corp.	35,286	2,284,768
Hospira, Inc.*	16,720	715,282
Medtronic, Inc.	129,525	7,456,754
Millipore Corp.*	5,115	337,795
PerkinElmer, Inc.	12,836	302,416
St. Jude Medical, Inc.*	39,088	1,962,218
Stryker Corp.	31,082	1,380,973
Thermo Electron Corp.*	16,605	500,309
Waters Corp.*	11,800	446,040
Zimmer Holdings, Inc.*	26,484	1,786,081
		25,733,735
Health Care Providers & Services 3.2%
Aetna, Inc.	31,036	2,927,005
AmerisourceBergen Corp.	21,782	901,775
Cardinal Health, Inc.	45,600	3,135,000
Caremark Rx, Inc.*	48,177	2,495,087
CIGNA Corp.	13,735	1,534,199
Coventry Health Care, Inc.*	16,995	968,035
Express Scripts, Inc.*	15,834	1,326,889
HCA, Inc.	38,800	1,959,400
Health Management Associates, Inc. "A"	25,402	557,828
Humana, Inc.*	17,375	943,984
IMS Health, Inc.	24,030	598,828
Laboratory Corp. of America Holdings*	13,991	753,415
Manor Care, Inc.	9,638	383,303
McKesson Corp.	33,015	1,703,244
Medco Health Solutions, Inc.*	32,564	1,817,071
Patterson Companies, Inc.*	15,100	504,340
Quest Diagnostics, Inc.	18,116	932,612
Tenet Healthcare Corp.*	48,500	371,510
UnitedHealth Group, Inc.	146,208	9,085,365
WellPoint, Inc.*	70,688	5,640,196
		38,539,086
	Shares	Value ($)

Pharmaceuticals 6.3%
Abbott Laboratories	166,282	6,556,499
Allergan, Inc.	13,962	1,507,338
Bristol-Myers Squibb Co.	209,262	4,808,841
Eli Lilly & Co.	121,237	6,860,802
Forest Laboratories, Inc.*	36,495	1,484,617
Johnson & Johnson	318,134	19,119,853
King Pharmaceuticals, Inc.*	25,286	427,839
Merck & Co., Inc. (a)	235,559	7,493,132
Mylan Laboratories, Inc.	25,336	505,707
Pfizer, Inc.	788,389	18,385,231
Schering-Plough Corp.	157,950	3,293,257
Watson Pharmaceuticals, Inc.*	12,055	391,908
Wyeth	143,476	6,609,939
		77,444,963
Industrials 11.2%
Aerospace & Defense 2.2%
Boeing Co.	87,808	6,167,634
General Dynamics Corp.	21,467	2,448,311
Goodrich Corp.	13,061	536,807
Honeywell International, Inc.	91,447	3,406,401
L-3 Communications Holdings, Inc.	12,500	929,375
Lockheed Martin Corp.	39,293	2,500,214
Northrop Grumman Corp.	38,331	2,304,076
Raytheon Co.	47,796	1,919,009
Rockwell Collins, Inc.	18,331	851,842
United Technologies Corp.	109,600	6,127,736
		27,191,405
Air Freight & Logistics 1.0%
FedEx Corp.	32,365	3,346,217
Ryder System, Inc.	5,952	244,151
United Parcel Service, Inc. "B"	118,458	8,902,119
		12,492,487
Airlines 0.1%
Southwest Airlines Co.	74,095	1,217,381
Building Products 0.2%
American Standard Companies, Inc.	19,464	777,587
Masco Corp.	46,065	1,390,702
		2,168,289
Commercial Services & Supplies 0.7%
Allied Waste Industries, Inc.*	26,975	235,762
Avery Dennison Corp.	11,186	618,250
Cendant Corp.	111,885	1,930,016
Cintas Corp.	15,242	627,666
Equifax, Inc.	13,291	505,324
Monster Worldwide, Inc.*	12,985	530,048
Pitney Bowes, Inc.	23,746	1,003,268
R.R. Donnelley & Sons Co.	22,129	757,033
Robert Half International, Inc.	17,700	670,653
Waste Management, Inc.	60,069	1,823,094
		8,701,114
Construction & Engineering 0.1%
Fluor Corp.	9,525	735,901
Electrical Equipment 0.4%
American Power Conversion Corp.	19,714	433,708
Cooper Industries Ltd. "A"	9,464	690,872
Emerson Electric Co.	44,152	3,298,154
Rockwell Automation, Inc.	19,147	1,132,737
		5,555,471
	Shares	Value ($)

Industrial Conglomerates 4.3%
3M Co.	81,836	6,342,290
General Electric Co.	1,133,932	39,744,317
Textron, Inc.	14,141	1,088,574
Tyco International Ltd.	216,453	6,246,833
		53,422,014
Machinery 1.4%
Caterpillar, Inc.	72,336	4,178,851
Cummins, Inc.	4,978	446,676
Danaher Corp.	25,365	1,414,860
Deere & Co.	25,912	1,764,866
Dover Corp.	21,702	878,714
Eaton Corp.	15,305	1,026,812
Illinois Tool Works, Inc.	22,347	1,966,312
Ingersoll-Rand Co. Ltd. "A"	36,022	1,454,208
ITT Industries, Inc.	9,897	1,017,610
Navistar International Corp.*	6,571	188,062
PACCAR, Inc.	18,334	1,269,263
Pall Corp.	12,353	331,802
Parker Hannifin Corp.	12,679	836,307
		16,774,343
Road & Rail 0.7%
Burlington Northern Santa Fe Corp.	39,938	2,828,409
CSX Corp.	23,674	1,201,929
Norfolk Southern Corp.	43,286	1,940,512
Union Pacific Corp.	28,181	2,268,852
		8,239,702
Trading Companies & Distributors 0.1%
W.W. Grainger, Inc.	8,809	626,320
Information Technology 14.8%
Communications Equipment 2.7%
ADC Telecommunications, Inc.*	12,630	282,154
Andrew Corp.*	19,080	204,728
Avaya, Inc.*	45,392	484,333
CIENA Corp.*	63,560	188,773
Cisco Systems, Inc.*	656,595	11,240,907
Comverse Technologies, Inc.*	21,506	571,845
Corning, Inc.*	157,422	3,094,917
JDS Uniphase Corp.*	176,331	416,141
Lucent Technologies, Inc.*	478,885	1,273,834
Motorola, Inc. (a)	264,080	5,965,567
QUALCOMM, Inc. (a)	174,420	7,514,014
Scientific-Atlanta, Inc. (a)	15,877	683,822
Tellabs, Inc.*	47,816	521,194
		32,442,229
Computers & Peripherals 3.6%
Apple Computer, Inc.*	88,762	6,381,100
Dell, Inc.*	256,409	7,689,706
EMC Corp.*	257,867	3,512,149
Gateway, Inc.*	28,177	70,724
Hewlett-Packard Co.	306,427	8,773,005
International Business Machines Corp.	170,702	14,031,704
Lexmark International, Inc. "A"*	12,868	576,873
NCR Corp.*	19,451	660,167
Network Appliance, Inc.*	39,384	1,063,368
QLogic Corp.*	9,709	315,640
Sun Microsystems, Inc.*	364,781	1,528,432
		44,602,868
	Shares	Value ($)

Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	43,897	1,461,331
Jabil Circuit, Inc.*	18,147	673,072
Molex, Inc.	17,617	457,161
Sanmina-SCI Corp.*	59,017	251,412
Solectron Corp.*	101,707	372,248
Symbol Technologies, Inc.	26,250	336,525
Tektronix, Inc.	7,924	223,536
		3,775,285
Internet Software & Services 0.4%
Yahoo!, Inc.*	134,088	5,253,568
IT Consulting & Services 1.0%
Affiliated Computer Services, Inc. "A"*	13,073	773,660
Automatic Data Processing, Inc.	62,108	2,850,136
Computer Sciences Corp.*	19,344	979,580
Convergys Corp.*	13,472	213,531
Electronic Data Systems Corp.	55,491	1,334,004
First Data Corp.	82,512	3,548,841
Fiserv, Inc.*	21,642	936,449
Paychex, Inc.	36,511	1,391,799
Sabre Holdings Corp.	12,752	307,451
Unisys Corp.*	34,080	198,687
		12,534,138
Office Electronics 0.1%
Xerox Corp.*	102,888	1,507,309
Semiconductors & Semiconductor Equipment 3.2%
Advanced Micro Devices, Inc.*	42,560	1,302,336
Altera Corp.*	39,786	737,235
Analog Devices, Inc.	39,635	1,421,707
Applied Materials, Inc.	173,530	3,113,128
Applied Micro Circuits Corp.*	37,800	97,146
Broadcom Corp. "A"*	30,281	1,427,749
Freescale Semiconductor, Inc. "B"*	43,287	1,089,534
Intel Corp. (a)	651,745	16,267,555
KLA-Tencor Corp.	21,145	1,043,083
Linear Technology Corp.	32,814	1,183,601
LSI Logic Corp.*	39,813	318,504
Maxim Integrated Products, Inc.	35,101	1,272,060
Micron Technology, Inc.*	65,320	869,409
National Semiconductor Corp.	36,426	946,347
Novellus Systems, Inc.*	14,814	357,314
NVIDIA Corp.*	18,107	661,992
PMC-Sierra, Inc.*	22,410	172,781
Teradyne, Inc.*	21,004	306,028
Texas Instruments, Inc.	173,579	5,566,679
Xilinx, Inc.	37,346	941,493
		39,095,681
Software 3.5%
Adobe Systems, Inc.	63,810	2,358,418
Autodesk, Inc.	24,448	1,050,042
BMC Software, Inc.*	22,706	465,246
Citrix Systems, Inc.*	19,198	552,518
Computer Associates International, Inc.	49,559	1,397,068
Compuware Corp.*	41,046	368,183
Electronic Arts, Inc.*	32,458	1,697,878
Intuit, Inc.*	20,485	1,091,851
Mercury Interactive Corp.*	9,241	256,807
Microsoft Corp.	985,501	25,770,851
	Shares	Value ($)

Novell, Inc.*	44,836	395,902
Oracle Corp.*	403,378	4,925,245
Parametric Technology Corp.*	26,791	163,425
Siebel Systems, Inc.	55,881	591,221
Symantec Corp.*	115,652	2,023,910
		43,108,565
Materials 2.9%
Chemicals 1.5%
Air Products & Chemicals, Inc.	23,739	1,405,111
Ashland, Inc.	7,708	446,293
Dow Chemical Co.	103,161	4,520,515
E.I. du Pont de Nemours & Co.	98,312	4,178,260
Eastman Chemical Co.	8,730	450,381
Ecolab, Inc.	22,366	811,215
Engelhard Corp.	11,700	352,755
Hercules, Inc.*	9,507	107,429
International Flavors & Fragrances, Inc.	8,143	272,790
Monsanto Co.	28,858	2,237,361
PPG Industries, Inc.	17,650	1,021,935
Praxair, Inc.	34,285	1,815,734
Rohm & Haas Co.	15,494	750,219
Sigma-Aldrich Corp.	8,220	520,244
		18,890,242
Construction Materials 0.1%
Vulcan Materials Co.	10,625	719,844
Containers & Packaging 0.2%
Ball Corp.	11,636	462,182
Bemis Co., Inc.	9,772	272,346
Pactiv Corp.*	14,819	326,018
Sealed Air Corp.*	8,448	474,524
Temple-Inland, Inc.	12,736	571,209
		2,106,279
Metals & Mining 0.8%
Alcoa, Inc.	93,381	2,761,276
Allegheny Technologies, Inc.	9,017	325,333
Freeport-McMoRan Copper & Gold, Inc. "B"	18,996	1,021,985
Newmont Mining Corp.	47,732	2,548,889
Nucor Corp.	16,665	1,111,889
Phelps Dodge Corp.	10,420	1,499,126
United States Steel Corp.	12,259	589,290
		9,857,788
Paper & Forest Products 0.3%
International Paper Co.	52,418	1,761,769
Louisiana-Pacific Corp.	13,173	361,862
MeadWestvaco Corp.	19,559	548,239
Weyerhaeuser Co.	26,145	1,734,459
		4,406,329
Telecommunication Services 3.0%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	420,047	10,286,951
BellSouth Corp.	196,041	5,312,711
CenturyTel, Inc.	13,919	461,554
Citizens Communications Co.	34,490	421,813
Qwest Communications International, Inc.*	163,140	921,741
Verizon Communications, Inc.	295,749	8,907,960
		26,312,730
	Shares	Value ($)

Wireless Telecommunication Services 0.8%
ALLTEL Corp.	40,808	2,574,985
Sprint Nextel Corp.	313,668	7,327,284
		9,902,269
Utilities 3.3%
Electric Utilities 1.6%
Allegheny Energy, Inc.*	17,010	538,367
American Electric Power Co., Inc.	42,316	1,569,500
Cinergy Corp.	22,049	936,201
Edison International	34,867	1,520,550
Entergy Corp.	22,156	1,521,009
Exelon Corp.	71,742	3,812,370
FirstEnergy Corp.	35,254	1,727,093
FPL Group, Inc.	41,684	1,732,387
Pinnacle West Capital Corp.	9,508	393,156
PPL Corp.	39,928	1,173,883
Progress Energy, Inc.	26,631	1,169,634
Southern Co.	83,904	2,897,205
		18,991,355
Gas Utilities 0.0%
Nicor, Inc.	3,884	152,680
Peoples Energy Corp.	3,228	113,206
		265,886
Independent Power Producers & Energy Traders 0.6%
AES Corp.*	69,848	1,105,694
Constellation Energy Group	18,710	1,077,696
Duke Energy Corp.	99,087	2,719,938
Dynegy, Inc. "A"*	34,972	169,265
TXU Corp.	51,312	2,575,349
		7,647,942
Multi-Utilities 1.1%
Ameren Corp.	21,169	1,084,699
CenterPoint Energy, Inc.	31,321	402,475
CMS Energy Corp.*	24,072	349,285
Consolidated Edison, Inc.	27,922	1,293,626
Dominion Resources, Inc.	36,417	2,811,392
DTE Energy Co.	18,157	784,201
	Shares	Value ($)

KeySpan Corp.	19,114	682,179
NiSource, Inc.	27,508	573,817
PG&E Corp.	36,549	1,356,699
Public Service Enterprise Group, Inc.	25,875	1,681,099
Sempra Energy	29,187	1,308,745
TECO Energy, Inc.	20,700	355,626
Xcel Energy, Inc.	41,557	767,142
		13,450,985
Total Common Stocks (Cost $1,074,289,379)		1,207,097,280
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bills:
3.931%**, 4/6/2006 (b)	30,000	29,689
3.938%**, 4/6/2006 (b)	1,265,000	1,251,856
3.945%**, 4/6/2006 (b)	65,000	64,323
Total US Treasury Obligations (Cost $1,345,868)		1,345,868
	Shares	Value ($)

Securities Lending Collateral 5.1%
Daily Assets Fund Institutional, 4.28% (c) (d) (Cost $62,650,000)	62,650,000	62,650,000

Cash Equivalents 1.5%
Cash Management QP Trust, 4.26% (e) (Cost $19,203,177)	19,203,177	19,203,177
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,157,488,424)+	105.0	1,290,296,325
Other Assets and Liabilities, Net	(5.0)	(61,942,244)
Net Assets	100.0	1,228,354,081

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $1,181,320,046. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $108,976,279. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $205,286,622 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $96,310,343.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $60,895,269 which is 5.0% of net assets.

(b) At December 31, 2005, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust is managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At December 31,2005, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	3/16/2006	71	22,484,171	22,272,700	(211,471)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $1,075,635,247) — including $60,895,269 of securities loaned	$ 1,208,443,148
Investment in Daily Assets Fund Institutional (cost $62,650,000)*	62,650,000
Investment in Cash Management QP Trust (cost $19,203,177)	19,203,177
Total investments in securities, at value (cost $1,157,488,424)	1,290,296,325
Cash	4,270
Receivable for investments sold	1,394,359
Dividends receivable	1,594,179
Interest receivable	70,404
Receivable for Portfolio shares sold	434,654
Other assets	71,678
Total assets	1,293,865,869
Liabilities
Payable upon return of securities loaned	62,650,000
Payable for Portfolio shares redeemed	719,904
Payable for investments purchased	1,537,618
Payable for daily variation margin on open futures contracts	103,402
Accrued advisory fee	161,549
Other accrued expenses and payables	339,315
Total liabilities	65,511,788
Net assets, at value	$ 1,228,354,081
Net Assets
Net assets consist of: Undistributed net investment income	14,832,109
Net unrealized appreciation (depreciation) on: Investments	132,807,901
Futures	(211,471)
Accumulated net realized gain (loss)	(91,987,667)
Paid-in capital	1,172,913,209
Net assets, at value	$ 1,228,354,081
Class A Net Asset Value, offering and redemption price per share ($1,101,837,776 ÷ 84,067,247 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 13.11
Class B Net Asset Value, offering and redemption price per share ($67,523,325 ÷ 5,155,670 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 13.10
Class B2 Net Asset Value, offering and redemption price per share ($58,992,980 ÷ 4,506,034 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 13.09

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends	$ 17,632,548
Interest	103,980
Interest — Cash Management QP Trust	260,076
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	41,653
Total Income	18,038,257
Expenses: Advisory fee	1,890,261
Administrative service fee	286,511
Custodian fee	47,058
Distribution service fees (Class B and B2)	188,493
Record keeping fee (Class B2)	25,568
Services to shareholders	136,870
Auditing	40,400
Legal	31,366
Trustees' fees and expenses	38,258
Reports to shareholders	71,922
Other	33,921
Total expenses before expense reductions	2,790,628
Expense reductions	(6,029)
Total expenses after expense reductions	2,784,599
Net investment income (loss)	15,253,658
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(14,091,182)
Futures	(77,188)
(14,168,370)
Net unrealized appreciation (depreciation) during the period on: Investments	42,117,145
Futures	(272,396)
41,844,749
Net gain (loss) on investment transactions	27,676,379
Net increase (decrease) in net assets resulting from operations	$ 42,930,037

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 15,253,658	$ 12,737,520
Net realized gain (loss) on investment transactions	(14,168,370)	1,928,675
Net unrealized appreciation (depreciation) during the period on investment transactions	41,844,749	62,935,869
Net increase (decrease) in net assets resulting from operations	42,930,037	77,602,064
Distributions to shareholders from: Net investment income: Class A	(12,006,950)	(7,389,469)
Class B	(714,321)	(217,946)
Portfolio share transactions: Class A Proceeds from shares sold	176,934,741	204,875,496
Proceeds from tax-free reorganization	311,282,616	—
Reinvestment of distributions	12,006,950	7,389,469
Cost of shares redeemed	(216,433,043)	(114,827,674)
Net increase (decrease) in net assets from Class A share transactions	283,791,264	97,437,291
Class B Proceeds from shares sold	29,079,301	57,585,613
Reinvestment of distributions	714,321	217,946
Cost of shares redeemed	(17,678,251)	(25,884,728)
Net increase (decrease) in net assets from Class B share transactions	12,115,371	31,918,831
Class B2 Proceeds from shares sold	71,422,580	—
Proceeds from tax-free reorganization	69,769,766	—
Cost of shares redeemed	(82,593,913)	—
Net increase (decrease) in net assets from Class B2 share transactions	58,598,433	—
Increase (decrease) in net assets	384,713,834	199,350,771
Net assets at beginning of period	843,640,247	644,289,476
Net assets at end of period (including undistributed net investment income of $14,832,109 and $12,401,640, respectively)	$ 1,228,354,081	$ 843,640,247

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (continued)
	Years Ended December 31,
Other Information	2005	2004
Class A Shares outstanding at beginning of period	62,064,495	53,842,448
Shares sold	14,056,786	17,356,257
Share issued in tax-free reorganization	24,054,780	—
Shares issued to shareholders in reinvestment of distributions	1,010,686	638,123
Shares redeemed	(17,119,500)	(9,772,333)
Net increase (decrease) in Class A shares	22,002,752	8,222,047
Shares outstanding at end of period	84,067,247	62,064,495
Class B Shares outstanding at beginning of period	4,191,602	1,488,624
Shares sold	2,301,387	4,853,521
Shares issued to shareholders in reinvestment of distributions	60,077	18,805
Shares redeemed	(1,397,396)	(2,169,348)
Net increase (decrease) in Class B shares	964,068	2,702,978
Shares outstanding at end of period	5,155,670	4,191,602
Class B2 Shares outstanding at beginning of period	—	—
Shares sold	5,522,164	—
Share issued in tax-free reorganization	5,392,081	—
Shares redeemed	(6,408,211)	—
Net increase (decrease) in Class B2 shares	4,506,034	—
Shares outstanding at end of period	4,506,034	—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.73	$ 11.64	$ 9.20	$ 11.98	$ 13.77
Income (loss) from investment operations: Net investment income (loss)[a]	.21	.21	.15	.14	.09
Net realized and unrealized gain (loss) on investment transactions	.37	1.01	2.41	(2.81)	(1.77)
Total from investment operations	.58	1.22	2.56	(2.67)	(1.68)
Less distributions from: Net investment income	(.20)	(.13)	(.12)	(.11)	(.10)
Net realized gain on investment transactions	—	—	—	—	(.01)
Total distributions	(.20)	(.13)	(.12)	(.11)	(.11)
Net asset value, end of period	$ 13.11	$ 12.73	$ 11.64	$ 9.20	$ 11.98
Total Return (%)	4.68	10.59[b]	28.16[b]	(22.31)[b]	(12.18)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,102	790	627	395	466
Ratio of expenses before expense reductions and/or recoupments (%)	.27	.28	.30	.32	.31
Ratio of expenses after expense reductions and/or recoupments (%)	.27	.29	.30	.30	.30
Ratio of net investment income (loss) (%)	1.62	1.76	1.50	1.33	1.06
Portfolio turnover rate (%)	15	1	1	10	2[c]
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. [c] Portfolio turnover excludes the impact of redemption in kind.
Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.72	$ 11.63	$ 9.20	$ 11.27
Income (loss) from investment operations: Net investment income (loss)[b]	.17	.20	.14	.09
Net realized and unrealized gain (loss) on investment transactions	.38	.99	2.40	(2.07)
Total from investment operations	.55	1.19	2.54	(1.98)
Less distributions from: Net investment income	(.17)	(.10)	(.11)	(.09)
Net asset value, end of period	$ 13.10	$ 12.72	$ 11.63	$ 9.20
Total Return (%)	4.42	10.32[c]	27.83	(17.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	53	17	3
Ratio of expenses before expense reductions and/or recoupments (%)	.52	.53	.55	.55*
Ratio of expenses after expense reductions and/or recoupments (%)	.52	.54	.55	.55*
Ratio of net investment income (loss) (%)	1.37	1.71	1.29	1.45*
Portfolio turnover rate (%)	15	1	1	10

[a] For the period April 30, 2002 (commencement of operations) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B2 Years Ended December 31,	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.94
Income (loss) from investment operations: Net investment income (loss)[b]	.05
Net realized and unrealized gain (loss) on investment transactions	.10
Total from investment operations	.15
Net asset value, end of period	$ 13.09
Total Return (%)	1.16**c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59
Ratio of expenses before expense reductions (%)	.66*
Ratio of expenses after expense reductions (%)	.63*
Ratio of net investment income (loss) (%)	1.34*
Portfolio turnover rate (%)	15

[a] For the period September 16, 2005 (commencement of operations) to December 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Investments VIT Funds (formerly Scudder Investments VIT Funds) (the "Trust") is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. The Trust is comprised of several portfolios. DWS Equity 500 Index VIP (formerly Scudder VIT Equity 500 Index Fund) (the "Portfolio") is one of the series the Trust offers to investors. The Portfolio is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Portfolio offers three classes of shares to investors: Class A Shares, Class B Shares and Class B2 shares. On September 16, 2005, the Portfolio commenced offering Class B2 shares. Class B and Class B2 Shares are subject to Rule 12b-1 distribution fees under the 1940 Act equal to an annual rate up to 0.25% of average daily net assets. In addition, Class B2 shares are subject to record keeping fees equal to an annual rate of up to 0.15% of average daily net assets. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain Portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no federal income tax provision was required.

At December 31, 2005, the Portfolio had a net tax basis capital loss carryforward of approximately $66,871,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008 ($3,215,000), December 31, 2009 ($9,116,000), December 31, 2010 ($17,081,000), December 31, 2011 ($4,052,000), and December 31, 2012 ($33,407,000), the respective, the expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-384 of the Internal Revenue Code. In addition, from November 1, 2005 through December 31, 2005, the Portfolio incurred approximately $1,511,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year end December 31, 2006.

The DWS Equity 500 Index VIP inherited approximately $53,808,000 of its capital loss carryforward from its merger with the SVS II Index 500 Portfolio (Note H), which may be applied against any net realized taxable gains. During the year ended December 31, 2005 the Portfolio utilized approximately $500,000 of the inherited amount. At December 31, 2005 the Portfolio had a remaining net tax basis capital loss carryforward of $53,308,000 inherited from the merger which may be applied against any net realized taxable gains of each succeeding year until fully utilized or until December 31, 2008 ($3,215,000), December 31, 2009 ($9,116,000), December 31, 2010 ($3,518,000), December 31, 2011 ($4,052,000), and December 31, 2012 ($33,407,000), the respective expiration dates, whichever occurs first.

During the year ended December 31, 2005, the Portfolio utilized $3,505,000 of prior year capital loss carryforward.

Distribution of Income and Gains. Net investment income of the Portfolio, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2005, the Portfolio's components of distributable earnings (accumulated gains) on a tax-basis were as follows:

Undistributed ordinary income*	$ 14,832,109
Capital loss carryforwards	$ (66,871,000)
Unrealized appreciation (depreciation) on investments	$ 108,976,279

In addition, the tax character of distributions paid to shareholders by the Portfolio is summarized as follows:

	Years Ended December 31,
	2005	2004
Distributions from ordinary income*	$ 12,721,271	$ 7,607,415

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $142,314,318 and $166,526,901, respectively.

C. Related Parties

Deutsche Asset Management, Inc. ("DeAM" or "Advisor"), an indirect, wholly-owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. Under the investment advisory agreement, for the period from January 1, 2005 through September 18, 2005, the Portfolio paid the Advisor an annual fee based on its average daily net assets, which was calculated daily and paid monthly at the annual rate of 0.20%. Effective September 19, 2005, the Portfolio pays the Advisor an annual fee equal to an annual rate of 0.20% of the first $1,000,000,000 of the Portfolio's average daily net assets, 0.175% of the next $1,000,000,000 of the Portfolio's average daily net assets and 0.150% of such net assets in excess of $2,000,000,000, which is calculated daily and paid monthly. The fee was equivalent to an annualized effective rate of 0.19%.

Northern Trust Investments, N.A. ("NTI") acts as investment sub-advisor for the Portfolio. As the Portfolio's investment sub-advisor, NTI makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. pays a fee to NTI for acting as investment sub-advisor to the Portfolio.

The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to maintain operating expenses at 0.30% of average daily net assets for Class A shares and 0.55% of average daily net assets for Class B shares for the period from January 1, 2005 through September 18, 2005. Effective September 19, 2005, the Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.28% of average daily net assets for Class A, 0.53% of average daily net assets for Class B and 0.63% of average daily net assets for Class B2 shares until April 30, 2009.

The Advisor may recoup any of its waived investment advisory fees within the following three years if the Portfolio is able to make the repayment without exceeding its contractual expense limits during the period of waiver/reimbursement. At December 31, 2005, there were no amounts subject to repayment to the Advisor.

Investment Company Capital Corp. ("ICCC" or the "Administrator"), an affiliate of the Advisor, is the Portfolio's Administrator. The Portfolio pays the Administrator an annual fee ("Administrative service fee") based on its average daily net assets which is accrued daily and payable monthly at an annual rate of 0.03%. For the year ended December 31, 2005, ICCC received an administrative service fee of $286,511, of which $29,836 is unpaid.

ICCC has entered into a sub-accounting agreement with DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), a wholly owned subsidiary of Deutsche Bank AG. Under the agreement, DWS-SFAC performs accounting services and other related services to the Portfolio. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company, DWS-SFAC has delegated certain accounting functions to State Street Corporation. The costs and expenses of such delegation are borne by ICCC, not by the Portfolio.

DWS Scudder Distributors, Inc. ("DWS-SDI"), also an affiliate of the Advisor, is the Portfolio's Distributor. In accordance with the Distribution Plan, DWS-SDI receives 12b-1 fees of up to 0.25% of average daily net assets of Class B and B2 shares. For the period ended December 31, 2005, the Distribution Service Fees were as follows:

Distribution Service Fee	Total Aggregated	Waived	Unpaid at December 31, 2005
Class B	$ 144,324	$ —	$14,277
Class B2	44,169	4,896	9,915
	$ 188,493	$ 4,896	$ 24,192

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Portfolio. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Portfolio. For the year ended December 31, 2005, the amount charged to the Portfolio by DWS-SISC aggregated $134,914, all of which is unpaid at December 31, 2005.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Portfolio. For the year ended December 31, 2005, the amount charged to the Portfolio by DeIM included in the reports to shareholders aggregated $8,160, of which $2,400 is unpaid at December 31, 2005.

Trustees Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager or Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager or Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

The Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2005, the Portfolio's custodian fees were reduced by $1,133 for custody credits earned.

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Portfolio may borrow up to a maximum of 33% of its net assets under the agreement.

F. Ownership of the Portfolio

At December 31, 2005, three participating insurance companies were beneficial owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 35%, 19% and 18%, respectively. At December 31, 2005, three participating insurance companies were beneficial owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 48%, 21% and 18%, respectively. At December 31, 2005, two participating insurance companies were beneficial owners of record of 10% or more of the outstanding Class B2 shares of the Portfolio, each owning 81% and 11%, respectively.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

H. Acquisition of Assets

On September 16, 2005, the DWS Equity 500 Index VIP acquired all of the net assets of Scudder SVS II Index 500 Portfolio pursuant to a plan of reorganization approved by shareholders on September 2, 2005. The acquisition was accomplished by a tax-free exchange of 33,992,448 Class A shares and 7,616,366 Class B2 shares of the Scudder SVS II Index 500 Portfolio, respectively, for 24,054,780 Class A shares and 5,392,081 Class B2 shares of DWS Equity 500 Index VIP, respectively, outstanding on September 16, 2005. Scudder SVS II Index 500 Portfolio's net assets at that date of $381,052,382, including $69,449,584 of net unrealized appreciation, were combined with those of the DWS Equity 500 Index VIP. The aggregate net assets of the DWS Equity 500 Index VIP immediately before the acquisition were $859,731,509. The combined net assets of the DWS Equity 500 Index VIP immediately following the acquisition were $1,240,783,891.

I. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investments VIT Funds (formerly Scudder Investments VIT Funds) and the Shareholders of DWS Equity 500 Index VIP (formerly Scudder VIT Equity 500 Index Fund):

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index VIP (the "Portfolio") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Portfolio for each of the periods ended on or prior to December 31, 2004 were audited by another Independent Registered Public Accounting Firm whose report dated February 8, 2005 expressed an unqualified opinion on those statements.

Boston, Massachusetts February 27, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-728-3337

For corporate shareholders, 100% of the income dividends paid during the Portfolio's fiscal year ended December 31, 2005 qualified as a dividend received deduction.

Proxy Voting

A description of the Portfolio's policies and procedures for voting proxies for portfolio securities and information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Portfolio's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Change in Independent Registered Public Accounting Firm (Unaudited)

On September 30, 2005, Ernst & Young LLP ("E&Y") resigned as the Portfolio's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through September 30, 2005, there were no disagreements between the Portfolio and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective September 30, 2005, PricewaterhouseCoopers LLP was appointed by the Board of Trustees as the independent registered public accounting firm of the Portfolio for the fiscal year ended December 31, 2005.

Investment Management Agreement Approval

The Board of Trustees of the DWS Investments VIT Funds (the "Trust") approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") and the current sub-advisory agreement between the Advisor and Northern Trust Investments, N.A. (the "Sub-Advisor") for investment advisory services for the DWS Equity 500 Index VIP (the "Portfolio"), a series of the Trust, in September 2005. In terms of the process the Trustees followed prior to approving the contracts, shareholders should know that:

At the present time, all but one of your Portfolio's Trustees are independent of the Advisor and Sub-Advisor and their affiliates.

The Trustees meet frequently to discuss Portfolio matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the Sub-Advisor is paid by the Advisor out of its fee and not directly by the Portfolio.

The Advisor or the Sub-Advisor and their predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on Portfolio performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of the Advisor's and Sub-Advisor's personnel and back-office operations, Portfolio valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Portfolio (Class A shares) was lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Portfolio represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expense of the Portfolio relative to the Portfolio's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Portfolio's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and the Advisor relative to industry peer groups. The Board noted that for the one- and three-year periods ending June 30, 2005, the Portfolio's (Class A shares) performance was in the 1st quartile, and for the five-year period was in the 2nd quartile, of the applicable Lipper universe. The Board also observed that on a gross return basis, the Portfolio outperformed its benchmark in the one- and three-year periods, and underperformed its benchmark in the five-year period. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor and Sub-Advisor. The Board considered extensive information regarding the Advisor and Sub-Advisor, including the Advisor's and Sub-Advisor's personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by the Advisor and Sub-Advisor have benefited, and should continue to benefit, the Portfolio and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor and Sub-Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including the Advisor's and Sub-Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio's trading activities to ensure that the principle of "best price and execution" remains paramount in the fund trading process.

The Advisor's and Sub-Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, Portfolio valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Portfolio's shareholders.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		54
Martin J. Gruber 7/15/37 Trustee since 2002

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001).

		51
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005

Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[6,8] 12/14/56 Chief Legal Officer, since 2005

Managing Director[5], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Scudder VIT Funds of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

8 Elected on December 2, 2005

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Notes

About the Portfolio's Advisor

Deutsche Asset Management, Inc., an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

vit-equ500-2 (2/06) 43021

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS Investments VIT Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS EQUITY 500 INDEX VIP

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that the Fund’s independent registered public accounting firm billed to the Fund during the Fund’s last two fiscal years*. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$32,300	$0	$0	$0
2004*	$32,300	$0	$4,200	$0

* Effective September 30, 2005, PricewaterhouseCoopers LLP was appointed by the Board of Trustees as the independent registered public accounting firm of the Fund for the fiscal year ended December 31, 2005. Audit Fees and Tax Fees billed to the Fund for 2004 shows audit and tax fees that were billed during 2004 to the Fund by Ernst & Young, LLP, the Fund’s independent registered accounting firm for the fiscal year ended December 30, 2004.

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$4,200	$0	$253,272	$257,472

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index VIP, a series of DWS Investments VIT Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity 500 Index VIP, a series of DWS Investments VIT Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006